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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 2, 2001

                          BLOUNT INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

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          Delaware                                            63-0780521
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
      of incorporation)                                 Identification Number)

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                         4520 EXECUTIVE PARK DRIVE
                         MONTGOMERY, ALABAMA 36116
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (334) 244-4000

                                      N/A

         (Former name or former address, if changed since last report)




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ITEM 5.   OTHER EVENTS

          On March 13, 2001, Blount International, Inc. ("Blount"), a Delaware corporation, announced that Blount has entered into a Purchase Agreement (the "Purchase Agreement") dated as of March 2, 2001, with LB Blount Investment SPV LLC ("SPV") an affiliate of Lehman Brothers, Inc. ("Lehman"). Pursuant to the Purchase Agreement, SPV purchased from Blount (i) $20,000,000 aggregate principal amount of a Convertible Preferred Equivalent Security Due 2013 (the "Security") and (ii) warrants to acquire 1,000,000 shares of common stock of Blount, par value $0.01 per share, for a purchase price of $20,000,000. Subject to certain conditions being satisfied, the Security is exchangeable into shares of 12% Convertible Preferred Stock of Blount, par value $0.01 per share.

          The Purchase Agreement between Blount and LB Blount Investment SPV dated March 2, 2001 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein. The 12% Convertible Preferred Equivalent Security Due 2013, dated March 2, 2001, is attached hereto as Exhibit 99.2 and is hereby incorporated by reference herein. The Certificate Representing Warrants dated March 2, 2001 is attached hereto as Exhibit 99.3 and is hereby incorporated by reference herein. The Certificate of Designations for the 12% Convertible Preferred Stock is attached hereto as Exhibit 99.4 and is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)   Financial Statements.

                None.

          (b)   Pro Forma Financial Information.

                None.

          (c)   Exhibits.

                99.1 Purchase Agreement between Blount and LB Blount Investment SPV dated March 2, 2001
                99.2 12% Convertible Preferred Equivalent Security Due 2013, dated March 2, 2001
                99.3  Certificate Representing Warrants dated March 2, 2001
                99.4 Certificate of Designations for the 12% Convertible Preferred Stock


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BLOUNT INTERNATIONAL, INC.
                                         (Registrant)


Date:  March 13, 2001                  By:   /s/ Richard H. Irving III
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                                              Richard H. Irving, III
                                              Senior Vice President, General
                                              Counsel and Secretary


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                                 EXHIBIT INDEX

Exhibit No.     Description of the Exhibit
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99.1            Purchase Agreement between Blount and LB Blount Investment
                SPV dated March 2, 2001
99.2            12% Convertible Preferred Equivalent Security Due 2013, dated
                March 2, 2001
99.3            Certificate Representing Warrants dated March 2, 2001
99.4            Certificate of Designations for the 12% Convertible Preferred
                Stock